                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,847,050.74

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $123,709.64

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,723,341.10

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $21.87

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.46

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.41

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $100,493.19

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                         $9,791.03

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $90,702.16

          (j)      Scheduled Payments due in such Collection Period                                    $1,221,686.83

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,400,555.33

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $23,498,467.44

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $21,684,424.15

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9228016

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $59,251.03

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,566.56

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.70

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $14,159.36

          (b)      Distributions (to) from Collection Account                                              $7,519.42
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $59.94

          (d)      Ending Payahead Account Balance                                                        $21,738.72

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $20,600,202.96
                          Spread Account Balance                                                       $5,875,137.23

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $133,365.04

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $6,008.39

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $248,358.72

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  64
                          Aggregate Gross Amount                                                         $446,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  90
                          Aggregate Gross Amount                                                         $753,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.06%

          (b)      Average Delinquency Ratio                                                                    6.63%

          (c)      Cumulative Default Ratio                                                                    19.06%

          (d)      Cumulative Net Loss Ratio                                                                   14.29%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,135,919.24
     LOCK BOX NSF ITEMS:                                                                                  (23,937.23)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (7,519.42)
     COLLECTION ACCOUNT INTEREST                                                                            6,381.90
     PAYAHEAD ACCOUNT INTEREST                                                                                 59.94
     TOTAL COLLECTION PROCEEDS:                                                                         2,110,904.43
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  23,498,467.44
                                 Principal portion of payments collected (non-prepayments)                               936,071.54
                                 Prepayments in full allocable to principal                                              547,335.00
                          Collections allocable to principal                                            1,483,406.54
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      82,278.00
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,565,684.54

                   Realized Losses                                                                        248,358.72
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     21,684,424.18

          INTEREST
                          Collections allocable to interest                                               464,483.79
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        80,736.10
                                                                                                      ---------------
                   Total Interest                                                                         545,219.89

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                22,323,544.06
          Beginning of Period Class B Principal Balance                                                 1,174,923.35

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,741,772.19
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           20,086.92
          Aggregate Payahead Balance                                                                       21,678.78
          Aggregate Payahead Balance for preceding Distribution Date                                       14,159.36
          Interest Earned on Payahead Balances                                                                 59.94
          Scheduled Payments due in Collection Period                                                   1,221,686.83
          Scheduled Payments collected in Collection Period                                             1,400,555.33
          Aggregate Amount of Realized Losses for preceding Distribution Date                             248,358.72

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    509.68
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 64     446,000.00
          60+ days delinquent                                                                                     90     753,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,199,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          170,802.66
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.94%
          Delinquency Ratio for third preceding Determination Date                                              7.90%

          Cumulative Defaults for preceding Determination Date                                         16,771,084.42

          Cumulative Net Losses for preceding Determination Date                                       12,532,943.37

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,947,890.33
                          Liquidation Proceeds                                                             82,278.00
                          Recoveries                                                                       80,736.10
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,110,904.43

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       936,071.54
                          Prepayments in full allocable to principal                                      547,335.00
                          Principal Balance of Liquidated Receivables                                     330,636.72
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,814,043.26

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,814,043.26
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,723,341.10
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,723,341.10

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           22,323,544.06
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  123,709.64

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,814,043.26
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  90,702.16

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,174,923.35
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                           9,791.03

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,110,904.43
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,847,050.74
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                  9,791.03
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  90,702.16
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      803.41
                   Standby Servicer distributions                                                           1,566.56
                   Servicer distributions                                                                  59,251.03
                   Collateral Agent distributions                                                             293.73
                   Reimbursement Obligations                                                                6,008.39
                                                                                                      ---------------
                                                                                                           95,437.38

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                               Use
                                                                                                               ---
  (i)       Standby Fee                                                                                     1,566.56
            Servicing Fee (2.0%)                                                                           39,164.11
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         20,086.92
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       293.73
            Trustee's out-of-pocket expenses                                                                  509.68
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              293.73
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         123,709.64
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         123,709.64
  (viii)(A) Class B Coupon Interest - Unadjusted                                                            9,791.03
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                  9,791.03
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,723,341.10
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,723,341.10
  (vi)      Certificate Insurer Premium                                                                     6,008.39
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              90,702.16
            Class B Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class B Principal Shortfall                                                           0.00
            Adjusted Class B Principal Distributable Amount                                                90,702.16
       (C)  Excess Interest Amount for Deposit in Spread Account                                           95,437.38




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                22,323,544.06
                   Class A Principal Distributions                                                      1,723,341.10
          Class A End of Period Principal Balance                                                      20,600,202.96

          Class B Beginning of Period Principal Balance                                                 1,174,923.35
                   Class B Principal Distributable Amount                                                  90,702.16
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,084,221.19
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,084,221.19

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,110,904.43
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     185,624.37
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,925,280.06

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,925,280.06
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                       9,791.03
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,915,489.03

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,915,489.03
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,723,341.10
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          192,147.93

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      192,147.93
     (vi) Certificate Insurer Premium                                                                       6,008.39
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          186,139.54

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       186,139.54
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           90,702.16
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                95,437.38
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  95,437.38
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,199,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,199,000.00

                          Aggregate Gross Principal Balance as of the close of                         23,678,950.47
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.06%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.06%
                          Delinquency Ratio for second preceding Determination Date                             6.94%
                          Delinquency Ratio for third preceding Determination Date                              7.90%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.63%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,771,084.42
                                 Current Period Defaulted Receivables                                     170,802.66
                                                                                                      ---------------
                                 Total                                                                 16,941,887.08

                                 Cumulative Defaulted Receivables                                      16,941,887.08
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    19.06%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          330,636.72

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (163,014.10)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   167,622.62
                                 Cumulative Previous Net Losses                                        12,532,943.37
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,700,565.99
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   14.29%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      23.54
          Weighted Average Annual Percentage Rate                                                              20.27%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,168,442.42
                          15% of Outstanding Certificate Balance                                                       3,252,663.62
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          20,600,202.96

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             21,684,424.15
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               20,600,202.96
          Beginning of Period Spread Account Balance                                                    5,741,772.19
          Spread Account Deposit (Withdrawal) from Current Distributions                                   95,437.38
          Transfer (to) from Cross-Collateralized Spread Accounts                                          17,333.91
          Required addition to/(eligible withdrawal from) Spread Account                               14,745,659.49
          Earnings on Spread Account Balance                                                               20,593.75
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,875,137.23



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,930,009.11

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $159,164.76

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,770,844.35

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $22.05

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.82

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.23

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $200,603.49

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $17,974.40

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $182,629.09

          (j)      Scheduled Payments due in such Collection Period                                    $1,381,595.30

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,525,682.27

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $30,007,495.78

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $28,462,433.07

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9485108

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $67,701.67

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,000.50

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.77

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $19,943.84

          (b)      Distributions (to) from Collection Account                                              $6,512.58
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $74.13

          (d)      Ending Payahead Account Balance                                                        $26,530.55

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $26,736,276.61
                          Spread Account Balance                                                       $4,783,267.29

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $43,228.29

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $7,798.08

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $366,837.71

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                  80
                          Aggregate Gross Amount                                                         $749,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                  89
                          Aggregate Gross Amount                                                         $848,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.12%

          (b)      Average Delinquency Ratio                                                                    6.70%

          (c)      Cumulative Default Ratio                                                                    18.59%

          (d)      Cumulative Net Loss Ratio                                                                   13.99%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,237,489.15
     LOCK BOX NSF ITEMS:                                                                                  (28,935.00)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (6,512.58)
     COLLECTION ACCOUNT INTEREST                                                                            7,032.90
     PAYAHEAD ACCOUNT INTEREST                                                                                 74.13
     TOTAL COLLECTION PROCEEDS:                                                                         2,209,148.60
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  30,007,495.78
                                 Principal portion of payments collected (non-prepayments)                               917,034.34
                                 Prepayments in full allocable to principal                                              458,279.00
                          Collections allocable to principal                                            1,375,313.34
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     121,895.63
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,497,208.97

                   Realized Losses                                                                        366,837.71
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     28,143,449.10

          INTEREST
                          Collections allocable to interest                                               608,647.93
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       103,291.70
                                                                                                      ---------------
                   Total Interest                                                                         711,939.63

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               28,507,120.96
           Beginning of Period Class B Principal Balance                                                1,908,785.55

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,740,039.00
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          17,689.18
           Aggregate Payahead Balance                                                                      26,456.42
           Aggregate Payahead Balance for preceding Distribution Date                                      19,943.84
           Interest Earned on Payahead Balances                                                                74.13
           Scheduled Payments due in Collection Period                                                  1,381,595.30
           Scheduled Payments collected in Collection Period                                            1,525,682.27
           Aggregate Amount of Realized Losses for preceding Distribution Date                            366,837.71

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   280.46
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                                80     749,000.00
           60+ days delinquent                                                                                    89     848,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            1,597,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         272,247.27
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            7.13%
           Delinquency Ratio for third preceding Determination Date                                             7.84%

           Cumulative Defaults for preceding Determination Date                                        16,857,998.14

           Cumulative Net Losses for preceding Determination Date                                      12,621,878.84

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,983,961.27
                           Liquidation Proceeds                                                           121,895.63
                           Recoveries                                                                     103,291.70
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    2,209,148.60

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      917,034.34
                           Prepayments in full allocable to principal                                     458,279.00
                           Principal Balance of Liquidated Receivables                                    488,733.34
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,864,046.68

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,864,046.68
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,770,844.35
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,770,844.35

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          28,507,120.96
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 159,164.76

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,864,046.68
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 93,202.33

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,908,785.55
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         17,974.40

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,209,148.60
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,930,009.11
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                17,974.40
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 93,202.33
                    Class B Principal Carryover Shortfall                                                 408,410.75
                    Trustee distributions                                                                     655.55
                    Standby Servicer distributions                                                          2,000.50
                    Servicer distributions                                                                 67,701.67
                    Collateral Agent distributions                                                            380.20
                    Reimbursement Obligations                                                               7,798.08
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                408,410.75
                                                                                                      ---------------
                                                                                                          408,410.75

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,000.50
            Servicing Fee (2.0%)                                                                           50,012.49
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         17,689.18
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       375.09
            Trustee's out-of-pocket expenses                                                                  280.46
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              380.20
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection Periods                                          0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         159,164.76
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         159,164.76
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           17,974.40
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 17,974.40
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,770,844.35
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,770,844.35
  (vi)      Certificate Insurer Premium                                                                     7,798.08
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              93,202.33
            Class B Principal Carryover Shortfall - Previous Month(s)                                     408,410.75
            Current Month Class B Principal Shortfall                                                    (318,983.99)
            Adjusted Class B Principal Distributable Amount                                               182,629.09
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                28,507,120.96
                   Class A Principal Distributions                                                      1,770,844.35
          Class A End of Period Principal Balance                                                      26,736,276.61

          Class B Beginning of Period Principal Balance                                                 1,908,785.55
                   Class B Principal Distributable Amount                                                 182,629.09
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,726,156.46
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,726,156.46

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,209,148.60
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     229,902.68
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,979,245.92

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,979,245.92
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      17,974.40
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,961,271.52

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,961,271.52
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,770,844.35
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          190,427.17

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      190,427.17
     (vi) Certificate Insurer Premium                                                                       7,798.08
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          189,629.09

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       189,629.09
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           93,202.33
     (iii)Prior month(s) carryover shortfalls                                                             408,410.75
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (318,983.99)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (318,983.99)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,597,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,597,000.00

                          Aggregate Gross Principal Balance as of the close of                         31,198,777.01
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.12%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.12%
                          Delinquency Ratio for second preceding Determination Date                             7.13%
                          Delinquency Ratio for third preceding Determination Date                              7.84%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.70%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,857,998.14
                                 Current Period Defaulted Receivables                                     272,247.27
                                                                                                      ---------------
                                 Total                                                                 17,130,245.41

                                 Cumulative Defaulted Receivables                                      17,130,245.41
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    18.59%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          488,733.34

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (225,187.33)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   263,546.01
                                 Cumulative Previous Net Losses                                        12,621,878.84
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,885,424.85
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   13.99%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      27.06
          Weighted Average Annual Percentage Rate                                                              20.42%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,846,243.31
                          15% of Outstanding Certificate Balance                                                       4,269,364.96
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          26,736,276.61

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             28,462,433.07
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               26,736,276.61
          Beginning of Period Spread Account Balance                                                    4,740,039.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          25,842.42
          Required addition to/(eligible withdrawal from) Spread Account                               21,970,395.19
          Earnings on Spread Account Balance                                                               17,385.87
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,783,267.29




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,240,922.57

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $181,479.93

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,059,442.64

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $25.40

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.06

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $23.35

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $266,518.15

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $20,506.82

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $246,011.33

          (j)      Scheduled Payments due in such Collection Period                                    $1,524,702.89

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,765,458.52

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $36,386,954.35

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $34,686,603.85

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9532703

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $81,511.19

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,425.80

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.92

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $16,701.54

          (b)      Distributions (to) from Collection Account                                              $8,013.34
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $64.57

          (d)      Ending Payahead Account Balance                                                        $24,779.45

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $9,752,449.19
                          Spread Account Balance                                                       $5,978,099.99

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $26,416.77

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $9,481.55

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $462,262.99

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  93
                          Aggregate Gross Amount                                                         $861,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 101
                          Aggregate Gross Amount                                                       $1,014,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.89%

          (b)      Average Delinquency Ratio                                                                    6.54%

          (c)      Cumulative Default Ratio                                                                    17.07%

          (d)      Cumulative Net Loss Ratio                                                                   13.77%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,627,542.37
     LOCK BOX NSF ITEMS:                                                                                  (25,342.87)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (8,013.34)
     COLLECTION ACCOUNT INTEREST                                                                            7,877.79
     PAYAHEAD ACCOUNT INTEREST                                                                                 64.57
     TOTAL COLLECTION PROCEEDS:                                                                         2,602,128.52
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  36,386,954.35
                                 Principal portion of payments collected (non-prepayments)                               966,044.94
                                 Prepayments in full allocable to principal                                              614,277.00
                          Collections allocable to principal                                            1,580,321.94
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     125,249.43
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,705,571.37

                   Realized Losses                                                                        462,262.99
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     34,219,119.99

          INTEREST
                          Collections allocable to interest                                               799,413.58
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        97,143.57
                                                                                                      ---------------
                   Total Interest                                                                         896,557.15

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                34,567,606.60
          Beginning of Period Class B Principal Balance                                                 2,424,451.22

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,951,683.22
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           20,866.27
          Aggregate Payahead Balance                                                                       24,714.88
          Aggregate Payahead Balance for preceding Distribution Date                                       16,701.54
          Interest Earned on Payahead Balances                                                                 64.57
          Scheduled Payments due in Collection Period                                                   1,524,702.89
          Scheduled Payments collected in Collection Period                                             1,765,458.52
          Aggregate Amount of Realized Losses for preceding Distribution Date                             462,262.99

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    352.02
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 93     861,000.00
          60+ days delinquent                                                                                    101   1,014,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,875,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          331,039.76
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.92%
          Delinquency Ratio for third preceding Determination Date                                              7.81%

          Cumulative Defaults for preceding Determination Date                                         15,523,231.12

          Cumulative Net Losses for preceding Determination Date                                       12,424,416.58

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,379,735.52
                          Liquidation Proceeds                                                            125,249.43
                          Recoveries                                                                       97,143.57
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,602,128.52

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       966,044.94
                          Prepayments in full allocable to principal                                      614,277.00
                          Principal Balance of Liquidated Receivables                                     587,512.42
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,167,834.36

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       2,167,834.36
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        2,059,442.64
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,059,442.64

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           34,567,606.60
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  181,479.93

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       2,167,834.36
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 108,391.72

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,424,451.22
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          20,506.82

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,602,128.52
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,240,922.57
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 20,506.82
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 108,391.72
                   Class B Principal Carryover Shortfall                                                  605,103.49
                   Trustee distributions                                                                      806.86
                   Standby Servicer distributions                                                           2,425.80
                   Servicer distributions                                                                  81,511.19
                   Collateral Agent distributions                                                             462.40
                   Reimbursement Obligations                                                                9,481.55
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                605,103.49
                                                                                                      ---------------
                                                                                                          605,103.49

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,425.80
            Servicing Fee (2.0%)                                                                           60,644.92
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         20,866.27
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       454.84
            Trustee's out-of-pocket expenses                                                                  352.02
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              462.40
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         181,479.93
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         181,479.93
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           20,506.82
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 20,506.82
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,059,442.64
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,059,442.64
  (vi)      Certificate Insurer Premium                                                                     9,481.55
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             108,391.72
            Class B Principal Carryover Shortfall - Previous Month(s)                                     605,103.49
            Current Month Class B Principal Shortfall                                                    (467,483.88)
            Adjusted Class B Principal Distributable Amount                                               246,011.33
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                34,567,606.60
                   Class A Principal Distributions                                                      2,059,442.64
          Class A End of Period Principal Balance                                                      32,508,163.96

          Class B Beginning of Period Principal Balance                                                 2,424,451.22
                   Class B Principal Distributable Amount                                                 246,011.33
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,178,439.89
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,178,439.89

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,602,128.52
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    266,686.18
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,335,442.34

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,335,442.34
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     20,506.82
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,314,935.52

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,314,935.52
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,059,442.64
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          255,492.88

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      255,492.88
     (vi) Certificate Insurer Premium                                                                       9,481.44
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          246,011.33

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       246,011.33
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          108,391.72
     (iii)Prior month(s) carryover shortfalls                                                             605,103.49
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (467,483.88)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (467,483.88)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,875,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,875,000.00

                          Aggregate Gross Principal Balance as of the close of                         38,363,733.30
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.89%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.89%
                          Delinquency Ratio for second preceding Determination Date                             6.92%
                          Delinquency Ratio for third preceding Determination Date                              7.81%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.54%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,523,231.12
                                 Current Period Defaulted Receivables                                     331,039.76
                                                                                                      ---------------
                                 Total                                                                 15,854,270.88

                                 Cumulative Defaulted Receivables                                      15,854,270.88
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    17.07%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          587,512.42

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (222,393.00)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   365,119.42
                                 Cumulative Previous Net Losses                                        12,424,416.58
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,789,536.00
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   13.77%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      30.16
          Weighted Average Annual Percentage Rate                                                              20.46%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,468,660.38
                          15% of Outstanding Certificate Balance                                                       5,202,990.58
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                           9,752,449.19

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             34,686,603.85
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                                9,752,449.19
          Beginning of Period Spread Account Balance                                                    5,951,683.22
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           4,443.05
          Required addition to/(eligible withdrawal from) Spread Account                                3,796,322.92
          Earnings on Spread Account Balance                                                               21,973.72
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,978,099.99



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        4/16/99
Collection Period                                                           3/99

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,492,932.52

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $235,452.89

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,257,479.63

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $25.64

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.42

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $23.22

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $338,673.29

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $30,920.38

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $307,752.91

         (j)       Scheduled Payments due in such Collection Period                                    $1,777,615.54

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,058,342.38

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $45,406,745.49

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $43,753,375.51

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9635876

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $98,106.59

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,027.12

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.01

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $20,686.51

         (b)       Distributions (to) from Collection Account                                              $7,622.49
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $264.69

         (d)       Ending Payahead Account Balance                                                        $28,573.69

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $12,263,678.57
                               Spread Account Balance                                                  $7,151,394.12

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $31,729.59

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $11,923.02

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $477,251.27

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            102
                               Aggregate Gross Amount                                                  $1,081,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            125
                               Aggregate Gross Amount                                                  $1,446,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            5.22%

         (b)       Average Delinquency Ratio                                                                    7.19%

         (c)       Cumulative Default Ratio                                                                    17.31%

         (d)       Cumulative Net Loss Ratio                                                                   13.50%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,969,235.06
     Lock Box NSF Items:                                                                                  (25,484.17)
     Transfers from (to) Payahead Account:                                                                 (7,622.49)
     Collection Account Interest                                                                            9,837.23
     Payahead Account Interest                                                                                264.69
     Total Collection Proceeds:                                                                         2,946,230.32
     For Distribution Date:                                                                                  4/15/99
     For Determination Date:                                                                                  3/8/99
     For Collection Period:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  45,406,745.49
                                  Principal portion of payments collected (non-prepayments)                            1,137,171.89
                                  Prepayments in full allocable to principal                                             624,763.00
                          Collections allocable to principal                                            1,761,934.89
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     137,108.19
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,899,043.08

                    Realized Losses                                                                       477,251.27
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     43,030,451.14

          INTEREST
                                  Collections allocable to interest                                       921,170.49
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               126,016.75
                                                                                                      ---------------
                      Total Interest                                                                    1,047,187.24

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                43,136,408.21
          Beginning of Period Class B Principal Balance                                                 3,182,199.84

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,119,664.53
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           22,428.68
          Aggregate Payahead Balance                                                                       28,309.00
          Aggregate Payahead Balance for preceding Distribution Date                                       20,686.51
          Interest Earned on Payahead Balances                                                                264.69
          Scheduled Payments due in Collection Period                                                   1,777,615.54
          Scheduled Payments collected in Collection Period                                             2,058,342.38
          Aggregate Amount of Realized Losses for preceding Distribution Date                             477,251.27

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    421.22
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                102    1,081,000.00
          60+ days delinquent                                                                                    125    1,446,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     2,527,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               560,469.57

          Delinquency Ratio for second preceding Determination Date                                             7.73%
          Delinquency Ratio for third preceding Determination Date                                              8.61%

          Cumulative Defaults for preceding Determination Date                                         17,149,205.26

          Cumulative Net Losses for preceding Determination Date                                       13,467,007.82

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,683,105.38
                          Liquidation Proceeds                                                            137,108.19
                          Recoveries                                                                      126,016.75
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,946,230.32

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                     1,137,171.89
                          Prepayments in full allocable to principal                                      624,763.00
                          Principal Balance of Liquidated Receivables                                     614,359.46
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,376,294.35

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,376,294.35
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,257,479.63
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,257,479.63

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        43,136,408.21
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               235,452.89

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,376,294.35
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              118,814.72

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         3,182,199.84
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       30,920.38

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,946,230.32
                      minus
                      Class A Principal and Interest Distributable Amount                               2,492,932.52
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              30,920.38
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              118,814.72
                      Class B Principal Carryover Shortfall                                               911,862.56
                      Trustee distributions                                                                   988.80
                      Standby Servicer distributions                                                        3,027.12
                      Servicer distributions                                                               98,106.59
                      Collateral Agent distributions                                                          578.98
                      Reimbursement Obligations                                                            11,923.02
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                911,862.56
                                                                                                      ---------------
                                                                                                          911,862.56

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     3,027.12
            Servicing Fee (2.0%)                                                                           75,677.91
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         22,428.68
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       567.58
            Trustee's out-of-pocket expenses                                                                  421.22
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              578.98
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         235,452.89
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         235,452.89
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           30,920.38
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 30,920.38
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,257,479.63
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,257,479.63
  (vi)      Certificate Insurer Premium                                                                    11,923.02
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             118,814.72
            Class B Principal Carryover Shortfall - Previous Month(s)                                     911,862.56
            Current Month Class B Principal Shortfall                                                    (722,924.37)
            Adjusted Class B Principal Distributable Amount                                               307,752.91
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               43,136,408.21
                       Class A Principal Distributions                                                  2,257,479.63
           Class A End of Period Principal Balance                                                     40,878,928.58

           Class B Beginning of Period Principal Balance                                                3,182,199.84
                       Class B Principal Distributable Amount                                             307,752.91
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,874,446.93
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,874,446.93

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,946,230.32
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     338,154.38
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,608,075.94

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,608,075.94
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      30,920.38
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,577,155.56

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,577,155.56
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,257,479.63
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          319,675.93

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      319,675.93
     (vi) Certificate Insurer Premium                                                                      11,923.02
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          307,752.91

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       307,752.91
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          118,814.72
     (iii)Prior month(s) carryover shortfalls                                                             911,862.56
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (722,924.37)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (722,924.37)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               2,527,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,527,000.00

                          Aggregate Gross Principal Balance as of the close of                         48,378,868.90
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.22%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  5.22%
                          Delinquency Ratio for second preceding Determination Date                             7.73%
                          Delinquency Ratio for third preceding Determination Date                              8.61%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    7.19%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 17,149,205.26
                                 Current Period Defaulted Receivables                                     560,469.57
                                                                                                      ---------------
                                 Total                                                                 17,709,674.83

                                 Cumulative Defaulted Receivables                                      17,709,674.83
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    17.31%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 614,359.46

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (263,124.94)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   351,234.52
                                 Cumulative Previous Net Losses                                        13,467,007.82
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,818,242.34
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   13.50%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      32.92
          Weighted Average Annual Percentage Rate                                                              20.50%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                4,375,337.55
                                  15% of Outstanding Certificate Balance                                                6,563,006.33
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                               Y-WAIVED
                                                                                                                     ---------------
                      Cap Amount                                                                       12,263,678.57

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      43,753,375.51
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               12,263,678.57
          Beginning of Period Spread Account Balance                                                    7,119,664.53
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           6,018.03
          Required addition to/(eligible withdrawal from) Spread Account                                5,137,996.01
          Earnings on Spread Account Balance                                                               25,711.56
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,151,394.12



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $3,744,393.61

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $324,252.49

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,420,141.12

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $33.02

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.86

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $30.16

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $33,666.25

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $33,666.25

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $2,259,821.96

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,324,991.85

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $61,591,292.28

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $58,623,011.86

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9518068

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $132,590.94

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,106.09

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.17

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $19,046.92

         (b)       Distributions (to) from Collection Account                                              $9,805.66
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                       $69.85

         (d)       Ending Payahead Account Balance                                                        $28,922.43

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $17,586,903.56
                          Spread Account Balance                                                       $9,182,790.82

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                 ($42,629.71)

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $16,068.38

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $966,355.46

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 136
                          Aggregate Gross Amount                                                       $1,486,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 168
                          Aggregate Gross Amount                                                       $1,876,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            5.19%

         (b)       Average Delinquency Ratio                                                                    7.01%

         (c)       Cumulative Default Ratio                                                                    14.94%

         (d)       Cumulative Net Loss Ratio                                                                   11.49%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                       No(a)

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,879,321.03
     LOCK BOX NSF ITEMS:                                                                                  (34,103.50)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (9,805.66)
     COLLECTION ACCOUNT INTEREST                                                                           11,569.89
     PAYAHEAD ACCOUNT INTEREST                                                                                 69.85
     TOTAL COLLECTION PROCEEDS:                                                                         3,847,051.61
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   61,591,292.28
                                 Principal portion of payments collected (non-prepayments)                              1,209,630.54
                                 Prepayments in full allocable to principal                                               963,539.00
                            Collections allocable to principal                                          2,173,169.54
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   460,623.55
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    2,633,793.09

                     Realized Losses                                                                      966,355.46
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      57,991,143.73

         INTEREST
                            Collections allocable to interest                                           1,115,361.31
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                      97,897.21
                                                                                                      ---------------
                     Total Interest                                                                     1,213,258.52

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 58,511,727.68
         Beginning of Period Class B Principal Balance                                                  3,531,425.30

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,225,420.53
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            29,938.79
         Aggregate Payahead Balance                                                                        28,852.58
         Aggregate Payahead Balance for preceding Distribution Date                                        19,046.92
         Interest Earned on Payahead Balances                                                                  69.85
         Scheduled Payments due in Collection Period                                                    2,259,821.96
         Scheduled Payments collected in Collection Period                                              2,324,991.85
         Aggregate Amount of Realized Losses for preceding Distribution Date                              966,355.46

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     545.65
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 136    1,486,000.00
         60+ days delinquent                                                                                     169    1,876,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      3,362,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    749,187.44

         Delinquency Ratio for second preceding Determination Date                                              7.41%
         Delinquency Ratio for third preceding Determination Date                                               8.43%

         Cumulative Defaults for preceding Determination Date                                          17,083,279.50

         Cumulative Net Losses for preceding Determination Date                                        12,846,449.30

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          3,288,530.85
                              Liquidation Proceeds                                                        460,623.55
                              Recoveries                                                                   97,897.21
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,847,051.61

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,209,630.54
                              Prepayments in full allocable to principal                                  963,539.00
                              Principal Balance of Liquidated Receivables                               1,426,979.01
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   3,600,148.55

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   3,600,148.55
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        3,420,141.12
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           3,420,141.12

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       58,511,727.68
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              324,252.49

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   3,600,148.55
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             180,007.43

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        3,531,425.30
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      33,666.25

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,847,051.61
                       minus
                       Class A Principal and Interest Distributable Amount                              3,744,393.61
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             33,666.25
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             180,007.43
                       Class B Principal Carryover Shortfall                                              451,860.69
                       Trustee distributions                                                                1,315.54
                       Standby Servicer distributions                                                       4,106.09
                       Servicer distributions                                                             132,590.94
                       Collateral Agent distributions                                                         775.54
                       Reimbursement Obligations                                                           16,068.38
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                451,860.69
                                                                                                      ---------------
                                                                                                          451,860.69

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     4,106.09
            Servicing Fee (2.0%)                                                                          102,652.15
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         29,938.79
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       769.89
            Trustee's out-of-pocket expenses                                                                  545.65
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              775.54
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         324,252.49
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         324,252.49
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           33,666.25
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 33,666.25
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      3,420,141.12
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                     (69,796.36)
            Withdrawal from Spread Account to Cover Shortfall                                              69,796.36
            Class A Principal Distribution Amount                                                       3,420,141.12
  (vi)      Certificate Insurer Premium                                                                    16,068.38
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             180,007.43
            Class B Principal Carryover Shortfall - Previous Month(s)                                     451,860.69
            Current Month Class B Principal Shortfall                                                    (631,868.12)
            Adjusted Class B Principal Distributable Amount                                                     0.00
       (C)  Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account             (85,864.74)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               58,511,727.68
                       Class A Principal Distributions                                                  3,420,141.12
           Class A End of Period Principal Balance                                                     55,091,586.56

           Class B Beginning of Period Principal Balance                                                3,531,425.30
                       Class B Principal Distributable Amount                                                   0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,531,425.30
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,531,425.30

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,847,051.61
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    463,040.60
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,384,011.01

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    3,384,011.01
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     33,666.25
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,350,344.76

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   3,350,344.76
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  3,420,141.12
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                               69,796.36
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                           0.00
     (vi)  Certificate Insurer Premium                                                                     16,068.38
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (16,068.38)
           Withdrawal from Spread Account to Cover Deficiency                                              16,068.38
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                            0.00
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         180,007.43
     (iii) Prior month(s) carryover shortfalls                                                            451,860.69
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (631,868.12)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (631,868.12)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,362,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,362,000.00

                          Aggregate Gross Principal Balance as of the close of                         64,785,756.31
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.19%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.19%
                          Delinquency Ratio for second preceding Determination Date                             7.41%
                          Delinquency Ratio for third preceding Determination Date                              8.43%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.01%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,083,279.50
                                 Current Period Defaulted Receivables                                     749,187.44
                                                                                                      ---------------
                                 Total                                                                 17,832,466.94

                                 Cumulative Defaulted Receivables                                      17,832,466.94
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    14.94%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                               1,426,979.01

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (558,520.76)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   868,458.25
                                 Cumulative Previous Net Losses                                        12,846,449.30
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,714,907.55
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                   11.49%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     35.34
           Weighted Average Annual Percentage Rate                                                             20.43%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     5,276,071.07
                              15% of Outstanding Certificate Balance                                                    8,793,451.78
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                       N(a)
                                                                                                                     ---------------
                       Cap Amount                                                                      17,586,903.56

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          58,623,011.86
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              17,586,903.56
           Beginning of Period Spread Account Balance                                                   9,225,420.53
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (85,864.74)
           Transfer (to) from Cross-Collateralized Spread Accounts                                          9,893.07
           Required addition to/(eligible withdrawal from) Spread Account                               8,437,454.70
           Earnings on Spread Account Balance                                                              33,341.96
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,182,790.82


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3 and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $4,273,293.05

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $67,920.57

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,205,372.48

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $52.87

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.84

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $52.03

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $103,051.23

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $19,059.93

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $83,991.30

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $103,051.23

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $19,059.93

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                    $83,991.30

          (s)      Scheduled Payments due in such Collection Period                                    $2,996,032.01

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,372,713.90

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $85,903,900.86

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $74,951,263.28

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $72,887,657.05

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8484790

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,063,606.23

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0240223

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $175,900.08

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,295.20

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.18

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($31,540.91)

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                              ($31,540.91)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $24,384,783.73
                          Spread Account Balance                                                       $3,790,425.04

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $35,761.12

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $20,657.01

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,419,550.68

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 189
                          Aggregate Gross Amount                                                       $2,185,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 216
                          Aggregate Gross Amount                                                       $2,592,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.28%

          (b)      Average Delinquency Ratio                                                                    6.89%

          (c)      Cumulative Default Ratio                                                                    13.59%

          (d)      Cumulative Net Loss Ratio                                                                   10.31%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                              YES
     DEFICIENCY CLAIM AMOUNT                                                                              (63,081.83)

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         5,034,690.12
     LOCK BOX NSF ITEMS:                                                                                  (41,236.71)
     TOTAL COLLECTION PROCEEDS:                                                                         4,993,453.41
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  85,903,900.86
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        85,903,900.86
                                  Principal portion of payments collected (non-prepayments)                            1,732,019.75
                                  Prepayments in full allocable to principal                                             934,722.00
                          Collections allocable to principal                                            2,666,741.75
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     534,996.01
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,201,737.76

                   Realized Losses                                                                      1,419,550.68
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     81,282,612.42

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,640,694.15
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       151,021.50
                                                                                                      ---------------
                   Total Interest                                                                       1,791,715.65

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              13,361,423.30
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,147,597.53
          Beginning of Period Certificate Balance                                                       2,147,597.53

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,754,663.92
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           32,726.91
          Scheduled Payments due in Collection Period                                                   2,996,032.01
          Scheduled Payments collected in Collection Period                                             3,372,713.90
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,419,550.68

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    221.77
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                189   2,185,000.00
          60+ days delinquent                                                                                    216   2,592,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        4,777,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  999,706.51

          Delinquency Ratio for second preceding Determination Date                                             7.45%
          Delinquency Ratio for third preceding Determination Date                                              7.94%

          Cumulative Defaults for preceding Determination Date                                         19,391,448.75

          Cumulative Net Losses for preceding Determination Date                                       14,199,440.61

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5640%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0640%
          divided by 360                                                                                      0.0113%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             4,307,435.90
                           Liquidation Proceeds                                                           534,996.01
                           Recoveries                                                                     151,021.50
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                   0.00
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  275.28
                           Investment earnings from Collection Account                                     15,985.99
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     5,009,714.68

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,732,019.75
                          Prepayments in full allocable to principal                                      934,722.00
                          Principal Balance of Liquidated Receivables                                   1,954,546.69
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,621,288.44

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    81,282,612.42
                                                                                                      ---------------
                                                                                                       73,154,351.18


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    77.7%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,621,288.44
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        4,205,372.48
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,205,372.48

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  13,361,423.30
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   67,920.57

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       4,621,288.44
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 115,532.21

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       4,621,288.44
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                             115,532.21

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,147,597.53
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          19,059.93

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,147,597.53
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     19,059.93

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            5,009,714.68
                   minus
                   Class A Principal and Interest Distributable Amount                                  4,273,293.05
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 19,059.93
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 115,532.21
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      937.64
                   Standby Servicer distributions                                                           4,925.20
                   Servicer distributions                                                                 175,900.08
                   Collateral Agent distributions                                                             661.04
                   Reimbursement Obligations                                                               20,657.01
                                                                                                      ---------------
                                                                                                          399,378.51

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      4,295.20
           Servicing Fee (2.0%)                                                                           143,173.17
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          32,726.91
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              715.87
           Indenture Trustee's out-of-pocket expenses                                                         221.77
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               661.04
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         67,920.57
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         67,920.57
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                                                              19,059.93
           Class B Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Class B Interest Shortfall                                                             0.00
           Adjusted Class B Note Interest Distributable Amount                                             19,059.93
      (B)  Certificate Interest - Unadjusted                                                               19,059.93
           Certificate Interest Carryover Shortfall - Previous Month(s)                                         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)                                       0.00
           Interest on Certificate Interest Carryover from Prior Months                                         0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Interest Distributable Amount                                              19,059.93
  (vii)    Class A Principal Distributable Amount - Current Month                                       4,205,372.48
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           4,205,372.48
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            20,657.01
           Note Insurer Premium Supplement                                                                      0.00
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Class B Principal Distributable Amount - Current Month Unadjusted                              115,532.21
           Class B Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class B Principal Shortfall                                                      (31,540.91)
           Adjusted Class B Principal Distributable Amount                                                 83,991.30
           Certificate Principal Distributable Amount - Current Month Unadjusted                          115,532.21
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                  (31,540.91)
           Adjusted Certificate Principal Distributable Amount                                             83,991.30
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount                                     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount                                    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                       0.00
           Spread Account withdrawal for deficiencies                                                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                              13,361,423.30
                    Class A-1 Principal Distributions                                                   4,205,372.48
           Class A-1 End of Period Principal Amount (prior to turbo)                                    9,156,050.82
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                     9,156,050.82

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,147,597.53
                    Class B Principal Distributable Amount                                                 83,991.30
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,063,606.23
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,063,606.23

           Certificate Beginning of Period Principal Amount                                             2,147,597.53
                    Certificate Principal Distributable Amount                                             83,991.30
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,063,606.23
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,063,606.23

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          5,009,714.68
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    249,714.53
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,760,000.15

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,760,000.15
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,432,131.95

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          4,432,131.95
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            19,059.93
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,413,072.02

CLASS B CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                    4,413,072.02
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     19,059.93
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,394,012.09

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           4,394,012.09
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         4,205,372.48
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         188,639.61

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            188,639.61
     (vi)  Note Insurer Premium                                                                            20,657.01
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         167,982.59

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      167,982.59
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                         231,064.42
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                (31,540.91)
           Amount Remaining for Further Distribution/ B Certificates (Deficiency)                         (31,540.91)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (63,081.83)



CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             4,777,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                4,777,000.00

                           Aggregate Gross Principal Balance as of the close of                        90,511,972.40
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           5.28%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 5.28%
                           Delinquency Ratio for second preceding Determination Date                            7.45%
                           Delinquency Ratio for third preceding Determination Date                             7.95%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   6.89%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               19,391,448.75
                                   Current Period Defaulted Receivables                                   999,706.51
                                                                                                      ---------------
                                   Total                                                               20,391,155.26

                                   Cumulative Defaulted Receivables                                    20,391,155.26
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   13.59%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,954,546.69

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (686,017.51)
                                                                                                      ---------------
                                   Net Liquidation Losses                                               1,268,529.18
                                   Cumulative Previous Net Losses                                      14,199,440.61
                                                                                                      ---------------
                                   Cumulative Net Losses                                               15,467,969.79
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                  10.31%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     37.94
           Weighted Average Annual Percentage Rate                                                             20.37%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 81,282,612.42
                           minus the Securities Balance                                                74,951,263.28
                                                                                                      ---------------
                                                                                                        6,331,349.14
                           divided by the Aggregate Principal Balance                                           7.79%

           Floor OC Percent
                    Aggregate Principal Balance                                                        81,282,612.42
                    minus the Securities Balance                                                       74,951,263.28
                                                                                                      ---------------
                                                                                                        6,331,349.14
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.42%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    74,951,263.28
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.21%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.21%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.21%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              81,282,612.42
                                                                                                      ---------------
                                                                                                       24,384,783.73
           Requisite Amount                                                                            24,384,783.73

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              24,384,783.73
           Beginning of Period Spread Account Balance                                                   3,754,663.92
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         24,243.06
           Required addition to/(eligible withdrawal from) Spread Account                              20,605,876.75
           Earnings on Spread Account Balance                                                              11,518.06
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,790,425.04




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,906,161.99

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $61,461.40

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,844,700.59

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $53.56

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.13

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $52.43

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $185,739.22

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $29,436.99

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $156,302.23

          (p)      Scheduled Payments due in such Collection Period                                    $2,251,838.25

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,579,793.23

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $66,712,725.45

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $58,792,756.63

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $55,613,422.58

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8336254

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,179,334.05

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0476571

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $138,556.27

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,335.64

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.55

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $19,076,004.26
                          Spread Account Balance                                                       $3,260,267.42

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $315,466.46

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $16,220.58

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $696,488.21

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 121
                          Aggregate Gross Amount                                                       $1,433,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 169
                          Aggregate Gross Amount                                                       $2,005,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.86%

          (b)      Average Delinquency Ratio                                                                    6.48%

          (c)      Cumulative Default Ratio                                                                    11.09%

          (d)      Cumulative Net Loss Ratio                                                                    8.07%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,807,159.85
     LOCK BOX NSF ITEMS:                                                                                  (36,734.20)
     TOTAL COLLECTION PROCEEDS:                                                                         3,770,425.65
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  66,712,725.45
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        66,712,725.45
                                  Principal portion of payments collected (non-prepayments)                            1,359,418.01
                                  Prepayments in full allocable to principal                                             852,013.00
                          Collections allocable to principal                                            2,201,431.01
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     228,125.38
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,429,556.39

                   Realized Losses                                                                        696,488.21
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     63,586,680.85

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,220,375.22
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       120,494.04
                                                                                                      ---------------
                   Total Interest                                                                      $1,340,869.26

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              12,150,524.57
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,335,636.28


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,944,800.96
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           27,368.39
          Scheduled Payments due in Collection Period                                                   2,251,838.25
          Scheduled Payments collected in Collection Period                                             2,579,793.23
          Aggregate Amount of Realized Losses for preceding Distribution Date                             696,488.21

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    174.19
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                121   1,433,000.00
          60+ days delinquent                                                                                    169   2,005,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        3,438,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  770,204.55

          Delinquency Ratio for second preceding Determination Date                                             6.90%
          Delinquency Ratio for third preceding Determination Date                                              7.68%

          Cumulative Defaults for preceding Determination Date                                         10,974,760.84

          Cumulative Net Losses for preceding Determination Date                                        7,962,034.04

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,421,806.23
                           Liquidation Proceeds                                                           228,125.38
                           Recoveries                                                                     120,494.04
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     11,329.92
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,781,755.57

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,359,418.01
                          Prepayments in full allocable to principal                                      842,013.00
                          Principal Balance of Liquidated Receivables                                     924,613.59
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,126,044.60

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    63,586,680.85
                                                                                                      ---------------
                                                                                                       57,228,012.77

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    74.9%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,126,044.60
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,844,700.59
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,844,700.59

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  12,150,524.57
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   61,461.40

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,126,044.60
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 156,302.23

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,781,755.57
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,149,276.88
                   Beginning of Period Principal Balance of the Certificates                            3,335,636.28
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      29,436.99
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 29,436.99
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 156,302.23
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      730.13
                   Standby Servicer distributions                                                           3,335.64
                   Servicer distributions                                                                 138,556.27
                   Collateral Agent distributions                                                             514.95
                   Reimbursement Obligations                                                               16,220.58
                                                                                                      ---------------
                                                                                                          287,381.90

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,335.64
           Servicing Fee (2.0%)                                                                           111,187.88
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          27,368.39
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              555.94
           Indenture Trustee's out-of-pocket expenses                                                         174.19
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               514.95
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         61,461.40
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         61,461.40
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        243,114.89
  (vi)(A)  Certificate Note Interest - Unadjusted                                                          29,436.99
           Certificate Note Interest Carryover Shortfall - Previous Month(s)                                    0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Note Interest Distributable Amount                                         29,436.99
  (vii)    Class A Principal Distributable Amount - Current Month                                       2,844,700.59
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           2,844,700.59
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            16,220.58
           Note Insurer Premium Supplement                                                                      0.00
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Certificate Principal Distributable Amount - Current Month Unadjusted                          156,302.23
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                            156,302.23
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                 287,381.90
           Spread Account Withdrawal to cover deficiencies                                                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                 12,150,524.57
                 Class A-1 Principal Distributions                                                      2,844,700.59
        Class A-1 End of Period Principal Amount (prior to turbo)                                       9,305,823.98
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                        9,305,823.98

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,335,636.28
                 Certificate Principal Distributable Amount                                               156,302.23
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,179,334.05
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,179,334.05

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,781,755.57
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    447,713.28
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,334,042.29

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    3,334,042.29
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     29,436.99
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,304,605.30

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   3,304,605.30
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,844,700.59
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         459,904.71

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     459,904.71
     (vi)  Note Insurer Premium                                                                            16,220.58
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         443,684.13

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      443,684.13
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        156,302.23
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              287,381.90
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                287,381.90

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             3,438,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                3,438,000.00

                           Aggregate Gross Principal Balance as of the close of                        70,726,288.50
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           4.86%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 4.86%
                           Delinquency Ratio for second preceding Determination Date                            6.90%
                           Delinquency Ratio for third preceding Determination Date                             7.68%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   6.48%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               10,974,760.84
                                   Current Period Defaulted Receivables                                   770,204.55
                                                                                                      ---------------
                                   Total                                                               11,744,965.39

                                   Cumulative Defaulted Receivables                                    11,744,965.39
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                   11.09%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                        924,613.59

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (348,619.42)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 575,994.17
                                   Cumulative Previous Net Losses                                       7,962,034.04
                                                                                                      ---------------
                                   Cumulative Net Losses                                                8,538,028.21
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   8.07%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     40.04
           Weighted Average Annual Percentage Rate                                                             20.27%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 63,586,680.85
                           minus the Securities Balance                                                58,792,756.63
                                                                                                      ---------------
                                                                                                        4,793,924.22
                           divided by the Aggregate Principal Balance                                           7.54%

           Floor OC Percent
                    Aggregate Principal Balance                                                        63,586,680.85
                    minus the Securities Balance                                                       58,792,756.63
                                                                                                      ---------------
                                                                                                        4,793,924.22
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.53%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     58,792,756.63
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                1.46%
                                   if a Trigger Event, 15% minus the OC Percent                                                7.46%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      22.46%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               63,586,680.85
                                                                                                      ---------------
                                                                                                       19,076,004.26
                    Requisite Amount                                                                   19,076,004.26

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              19,076,004.26
           Beginning of Period Spread Account Balance                                                   2,944,800.96
           Spread Account Deposit (Withdrawal) from Current Distributions                                 287,381.90
           Transfer (to) from Cross-Collateralized Spread Accounts                                         18,617.81
           Required addition to/(eligible withdrawal from) Spread Account                              15,825,203.58
           Earnings on Spread Account Balance                                                               9,466.75
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,260,267.42




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,806,919.51

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $107,611.32

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,699,308.19

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $50.35

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.93

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $48.42

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $273,715.26

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $28,724.11

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $244,991.15

          (p)      Scheduled Payments due in such Collection Period                                    $2,094,889.58

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,408,989.42

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $63,490,558.88

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $56,126,264.91

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $53,104,058.95

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8364087

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,022,205.96

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0476009

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $127,272.55

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,174.53

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.28

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $18,157,285.84
                          Spread Account Balance                                                       $2,972,465.42

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $181,475.76

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $17,258.82

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $712,230.67

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 110
                          Aggregate Gross Amount                                                       $1,354,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 153
                          Aggregate Gross Amount                                                       $1,832,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.78%

          (b)      Average Delinquency Ratio                                                                    6.68%

          (c)      Cumulative Default Ratio                                                                     9.47%

          (d)      Cumulative Net Loss Ratio                                                                    7.28%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,603,257.23
     LOCK BOX NSF ITEMS:                                                                                  (43,538.01)
     TOTAL COLLECTION PROCEEDS:                                                                         3,559,719.22
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  63,490,558.88
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        63,490,558.88
                                 Principal portion of payments collected (non-prepayments)                             1,226,411.52
                                 Prepayments in full allocable to principal                                              757,554.00
                          Collections allocable to principal                                            1,983,965.52
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     270,076.55
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,254,042.07

                   Realized Losses                                                                        712,230.67
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     60,524,286.14


          INTEREST
                          Collections allocable to interest                                            $1,182,577.90
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       123,099.25
                                                                                                      ---------------
                   Total Interest                                                                      $1,305,677.15

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              20,628,367.14
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,267,197.11

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,790,989.66
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           21,454.95
          Scheduled Payments due in Collection Period                                                   2,094,889.58
          Scheduled Payments collected in Collection Period                                             2,408,989.42
          Aggregate Amount of Realized Losses for preceding Distribution Date                             712,230.67

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    164.79
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                110    1,354,000.00
          60+ days delinquent                                                                                    153    1,832,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             3,186,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          775,599.62
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.19%
          Delinquency Ratio for third preceding Determination Date                                              8.07%

          Cumulative Defaults for preceding Determination Date                                          8,292,153.95

          Cumulative Net Losses for preceding Determination Date                                        6,377,066.97

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              3,166,543.42
                          Liquidation Proceeds                                                            270,076.55
                          Recoveries                                                                      123,099.25
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                      10,967.29
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,570,686.51

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,226,411.52
                          Prepayments in full allocable to principal                                      757,554.00
                          Principal Balance of Liquidated Receivables                                     982,307.22
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,966,272.74

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    60,524,286.14
                                                                                                      --------------
                                                                                                       54,471,857.53

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    59.5%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,966,272.74
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,699,308.19
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,699,308.19

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  20,628,367.14
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  107,611.32

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,966,272.74
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 148,313.64

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,570,686.51
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,994,519.51
                   Beginning of Period Principal Balance of the Certificates                            3,267,197.11
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      28,724.11
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 28,724.11
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 148,313.64
                   Class B Principal Carryover Shortfall                                                   96,677.51
                   Trustee distributions                                                                      693.88
                   Standby Servicer distributions                                                           3,174.53
                   Servicer distributions                                                                 127,272.55
                   Collateral Agent distributions                                                             492.25
                   Reimbursement Obligations                                                               17,258.82
                                                                                                      ---------------
                                                                                                          153,559.71

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 96,677.51
                                                                                                      ---------------
                                                                                                           96,677.51

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):

                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,174.53
         Servicing Fee (2.0%)                                                                             105,817.60
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            21,454.95
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                                529.09
         Indenture Trustee's out-of-pocket expenses                                                           164.79
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 492.25
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                          107,611.32
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                          107,611.32
     (B) Class A-2 Interest Distributable Amount - Current Month                                          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          187,600.00
  (vi)(A)Certificate Note Interest - Unadjusted                                                            28,724.11
         Certificate Note Interest Carryover Shortfall - Previous Month(s)                                      0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on B Interest Carryover from Prior Months                                                     0.00
         Current Month Certificate Interest Shortfall                                                           0.00
         Adjusted Certificate Note Interest Distributable Amount                                           28,724.11
  (vii)  Class A Principal Distributable Amount - Current Month                                         2,699,308.19
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount to Class A-1                                             2,699,308.19
         Class A Principal Distribution Amount to Class A-2                                                     0.00
  (viii) Note Insurer Premium                                                                              17,258.82
         Note Insurer Premium Supplement                                                                        0.00
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Certificate Principal Distributable Amount - Current Month Unadjusted                            148,313.64
         Certificate Principal Carryover Shortfall - Previous Month(s)                                     96,677.51
         Current Month Certificate Principal Shortfall                                                          0.00
         Adjusted Certificate Principal Distributable Amount                                              244,991.15
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                   153,559.71
         Spread Account Withdrawal to cover deficiencies                                                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               20,628,367.14
                   Class A-1 Principal Distributions                                                    2,699,308.19
          Class A-1 End of Period Principal Amount (prior to turbo)                                    17,929,058.95
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     17,929,058.95

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,267,197.11
                   Certificate Principal Distributable Amount                                             244,991.15
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,022,205.96
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,022,205.96

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           3,570,686.51
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    426,844.53
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        3,143,841.98

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,143,841.98
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     28,724.11
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        3,115,117.87

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   3,115,117.87
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,699,308.19
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          415,809.68

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     415,809.68
     (vi) Note Insurer Premium                                                                             17,258.82
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          398,550.86

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      398,550.86
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         148,313.64
     (iii)Prior month(s) carryover shortfalls                                                              96,677.51
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               153,559.71
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,186,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,186,000.00

                          Aggregate Gross Principal Balance as of the close of                         66,641,293.83
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.78%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.78%
                          Delinquency Ratio for second preceding Determination Date                             7.19%
                          Delinquency Ratio for third preceding Determination Date                              8.07%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    6.68%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  8,292,153.95
                                 Current Period Defaulted Receivables                                     775,599.62
                                                                                                      ---------------
                                 Total                                                                  9,067,753.57

                                 Cumulative Defaulted Receivables                                       9,067,753.57
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                     9.47%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          982,307.22

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (393,175.80)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   589,131.42
                                 Cumulative Previous Net Losses                                         6,377,066.97
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  6,966,198.39
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    7.28%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      41.29
          Weighted Average Annual Percentage Rate                                                              20.22%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  60,524,286.14
                          minus the Securities Balance                                                 56,126,264.91
                                                                                                      ---------------
                                                                                                        4,398,021.23
                          divided by the Aggregate Principal Balance                                            7.27%

          Floor OC Percent
                   Aggregate Principal Balance                                                         60,524,286.14
                   minus the Securities Balance                                                        56,126,264.91
                                                                                                      ---------------
                                                                                                        4,398,021.23
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.60%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      56,126,264.91
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 1.7%
                                   if a Trigger Event, 15% minus the OC Percent                                                 7.7%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       22.7%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               60,524,286.14
                                                                                                      ---------------
                                                                                                       18,157,285.84
                          Requisite Amount                                                             18,157,285.84

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               18,157,285.84
          Beginning of Period Spread Account Balance                                                    2,790,989.66
          Spread Account Deposit (Withdrawal) from Current Distributions                                  153,559.71
          Transfer (to) from Cross-Collateralized Spread Accounts                                          17,875.12
          Required addition to/(eligible withdrawal from) Spread Account                               15,194,861.35
          Earnings on Spread Account Balance                                                               10,040.93
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 2,972,465.42




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $6,468,938.54

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $663,394.82

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,805,543.72

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $36.42

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.74

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $32.69

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $453,462.81

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $60,394.85

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $393,067.96

           (j)     Scheduled Payments due in such Collection Period                                    $4,414,544.76

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,801,016.91

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $139,662,067.04

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $133,550,968.39

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9562437

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $283,816.09

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,909.63

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.60

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $26,634.79

           (b)     Distributions (to) from Collection Account                                             $18,582.95
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $319.93

           (d)     Ending Payahead Account Balance                                                        $45,537.67

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $40,065,290.52
                          Spread Account Balance                                                      $22,256,404.09

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $196,584.25

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $43,348.42

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,333,170.09

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 239
                          Aggregate Gross Amount                                                       $3,109,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                299
                           Aggregate Gross Amount                                                      $3,728,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            4.64%

           (b)     Average Delinquency Ratio                                                                    6.11%

           (c)     Cumulative Default Ratio                                                                     7.02%

           (d)     Cumulative Net Loss Ratio                                                                    5.01%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,425,783.22
     LOCK BOX NSF ITEMS:                                                                                  (78,098.84)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                (18,582.95)
     COLLECTION ACCOUNT INTEREST                                                                           22,639.55
     PAYAHEAD ACCOUNT INTEREST                                                                                319.93
     TOTAL COLLECTION PROCEEDS:                                                                         7,352,060.91
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 139,662,067.04
                                 Principal portion of payments collected (non-prepayments)                             2,391,177.15
                                 Prepayments in full allocable to principal                                            1,798,035.00
                          Collections allocable to principal                                            4,189,212.15
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     588,716.41
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,777,928.56

                   Realized Losses                                                                      1,333,170.09
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    133,550,968.39

          INTEREST
                          Collections allocable to interest                                             2,409,839.76
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       164,292.59
                                                                                                      ---------------
                   Total Interest                                                                       2,574,132.35

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               132,678,964.01
          Beginning of Period Class B Principal Balance                                                 7,070,616.06

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,059,819.84
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           51,045.98
          Aggregate Payahead Balance                                                                       45,217.74
          Aggregate Payahead Balance for preceding Distribution Date                                       26,634.79
          Interest Earned on Payahead Balances                                                                319.93
          Scheduled Payments due in Collection Period                                                   4,414,544.76
          Scheduled Payments collected in Collection Period                                             4,801,016.91
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,333,170.09

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,305.08
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                239   3,109,000.00
          60+ days delinquent                                                                                    299   3,728,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             6,837,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,661,605.27
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.34%
          Delinquency Ratio for third preceding Determination Date                                              7.35%

          Cumulative Defaults for preceding Determination Date                                         11,464,490.19

          Cumulative Net Losses for preceding Determination Date                                        8,189,112.09

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,599,051.91
                          Liquidation Proceeds                                                            588,716.41
                          Recoveries                                                                      164,292.59
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,352,060.91

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,391,177.15
                          Prepayments in full allocable to principal                                    1,798,035.00
                          Principal Balance of Liquidated Receivables                                   1,921,886.50
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,111,098.65

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       6,111,098.65
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,805,543.72
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,805,543.72

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          132,678,964.01
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  663,394.82

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       6,111,098.65
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 305,554.93

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            7,070,616.06
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          60,394.85

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            7,352,060.91
                   minus
                   Class A Principal and Interest Distributable Amount                                  6,468,938.54
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 60,394.85
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 305,554.93
                   Class B Principal Carryover Shortfall                                                   87,513.03
                   Trustee distributions                                                                    2,468.93
                   Standby Servicer distributions                                                           2,909.63
                   Servicer distributions                                                                 283,816.09
                   Collateral Agent distributions                                                           1,164.58
                   Reimbursement Obligations                                                               43,348.42
                                                                                                      ---------------
                                                                                                           95,951.91

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 87,513.03
                                                                                                      ---------------
                                                                                                           87,513.03

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,909.63
         Servicing Fee (2.0%)                                                                             232,770.11
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            51,045.98
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,163.85
         Trustee's out-of-pocket expenses                                                                   1,305.08
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,164.58
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month                                            663,394.82
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            663,394.82
(viii)(A)Class B Coupon Interest - Unadjusted                                                              60,394.85
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    60,394.85
  (v)(B) Class A Principal Distributable Amount - Current Month                                         5,805,543.72
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,805,543.72
  (vi)   Certificate Insurer Premium                                                                       43,348.42
         Certificate Insurer Premium Supplement                                                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (vii)  Transition Expenses to successor Servicer                                                              0.00
      (B)Class B Principal Distributable Amount - Current Month Unadjusted                                305,554.93
         Class B Principal Carryover Shortfall - Previous Month(s)                                         87,513.03
         Current Month Class B Principal Shortfall                                                              0.00
         Adjusted Class B Principal Distributable Amount                                                  393,067.96
      (C)Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                 95,951.91


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               132,678,964.01
                   Class A Principal Distributions                                                      5,805,543.72
          Class A End of Period Principal Balance                                                     126,873,420.29

          Class B Beginning of Period Principal Balance                                                 7,070,616.06
                   Class B Principal Distributable Amount                                                 393,067.96
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   6,677,548.10
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    6,677,548.10

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          7,352,060.91
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   953,754.05
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,398,306.86

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   6,398,306.86
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    60,394.85
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,337,912.01

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  6,337,912.01
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 5,805,543.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         532,368.29

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    532,368.29
     (vi)  Certificate Insurer Premium                                                                     43,348.42
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         489,019.87

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     489,019.87
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        305,554.93
     (iii) Prior month(s) carryover shortfalls                                                             87,513.03
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               95,951.91
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 95,951.91

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               6,837,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  6,837,000.00

                          Aggregate Gross Principal Balance as of the close of                        147,364,191.64
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.64%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.64%
                          Delinquency Ratio for second preceding Determination Date                             6.34%
                          Delinquency Ratio for third preceding Determination Date                              7.35%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.11%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 11,464,490.19
                                 Current Period Defaulted Receivables                                   1,661,605.27
                                                                                                      ---------------
                                 Total                                                                 13,126,095.46

                                 Cumulative Defaulted Receivables                                      13,126,095.46
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     7.02%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,921,886.50

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (753,009.00)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,168,877.50
                                 Cumulative Previous Net Losses                                         8,189,112.09
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  9,357,989.59
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    5.01%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      44.08
          Weighted Average Annual Percentage Rate                                                              20.31%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    18,029,380.73
                          18.5% of Outstanding Certificate Balance                                                    24,706,929.15
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          40,065,290.52

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            133,550,968.39
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               40,065,290.52
          Beginning of Period Spread Account Balance                                                   22,059,819.84
          Spread Account Deposit (Withdrawal) from Current Distributions                                   95,951.91
          Transfer (to) from Cross-Collateralized Spread Accounts                                          20,964.08
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               17,888,554.69
          Earnings on Spread Account Balance                                                               79,668.26
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,256,404.09



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------





(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $7,075,542.24

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $824,639.84

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $6,250,902.40

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $35.29

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.11

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $31.18

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $402,685.77

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $73,690.91

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $328,994.86

          (j)      Scheduled Payments due in such Collection Period                                    $5,232,551.70

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $6,157,631.71

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $164,462,849.41

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.7792886

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $337,626.70

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,563.39

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.68

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $27,442.67

          (b)      Distributions (to) from Collection Account                                             $14,058.06
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $258.68

          (d)      Ending Payahead Account Balance                                                        $41,759.41

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $49,338,854.82
                          Spread Account Balance                                                      $21,747,943.51

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $844,676.52

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $53,381.90

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,220,383.40

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 266
                          Aggregate Gross Amount                                                       $3,321,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 374
                          Aggregate Gross Amount                                                       $4,699,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.46%

          (b)      Average Delinquency Ratio                                                                    5.93%

          (c)      Cumulative Default Ratio                                                                     5.37%

          (d)      Cumulative Net Loss Ratio                                                                    3.64%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,717,546.92
     LOCK BOX NSF ITEMS:                                                                                  (84,758.39)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                (14,058.06)
     COLLECTION ACCOUNT INTEREST                                                                           26,744.07
     PAYAHEAD ACCOUNT INTEREST                                                                                258.68
     TOTAL COLLECTION PROCEEDS:                                                                         8,645,733.22
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 171,042,747.23
                                 Principal portion of payments collected (non-prepayments)                             3,086,333.98
                                 Prepayments in full allocable to principal                                            1,792,196.00
                          Collections allocable to principal                                            4,878,529.98
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     480,983.88
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,359,513.86

                   Realized Losses                                                                      1,220,383.40
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    164,462,849.97

          INTEREST
                          Collections allocable to interest                                             3,071,297.73
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       214,921.63
                                                                                                      ---------------
                   Total Interest                                                                       3,286,219.36


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               162,490,609.83
          Beginning of Period Class B Principal Balance                                                 8,552,136.84

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,903,266.99
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           52,555.45
          Aggregate Payahead Balance                                                                       41,500.73
          Aggregate Payahead Balance for preceding Distribution Date                                       27,442.67
          Interest Earned on Payahead Balances                                                                258.68
          Scheduled Payments due in Collection Period                                                   5,232,551.70
          Scheduled Payments collected in Collection Period                                             6,157,631.71
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,220,383.40

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,236.64
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                266   3,321,000.00
          60+ days delinquent                                                                                    374   4,699,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             8,020,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,718,752.98
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.18%
          Delinquency Ratio for third preceding Determination Date                                              7.14%

          Cumulative Defaults for preceding Determination Date                                          9,622,413.99

          Cumulative Net Losses for preceding Determination Date                                        6,674,410.57


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,949,827.71
                          Liquidation Proceeds                                                            480,983.88
                          Recoveries                                                                      214,921.63
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,645,733.22


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,086,333.98
                          Prepayments in full allocable to principal                                    1,792,196.00
                          Principal Balance of Liquidated Receivables                                   1,701,367.28
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,579,897.26

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       6,579,897.26
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        6,250,902.40
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               6,250,902.40

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          162,490,609.83
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  824,639.84

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       6,579,897.26
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 328,994.86

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            8,552,136.84
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          73,690.91


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,563.39
         Servicing Fee (2.0%)                                                                             285,071.25
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            52,555.45
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,069.02
         Trustee's out-of-pocket expenses                                                                   1,236.64
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,069.02
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               824,639.84
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            824,639.84
  (vi)   Class B Coupon Interest - Unadjusted                                                              73,690.91
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    73,690.91
  (vii)  Class A Principal Distributable Amount - Current Month                                         6,250,902.40
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          6,250,902.40
  (viii) Certificate Insurer Premium                                                                       53,381.90
         Certificate Insurer Premium Supplement                                                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              328,994.86
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Carryover Shortfall                                                    0.00
         Adjusted Class B Principal Distributable Amount                                                  328,994.86
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                              769,558.54


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               162,490,609.83
                   Class A Principal Distributions                                                      6,250,902.40
          Class A End of Period Principal Balance                                                     156,239,707.43

          Class B Beginning of Period Principal Balance                                                 8,552,136.84
                   Class B Principal Distributable Amount                                                 328,994.86
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   8,223,141.98
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    8,223,141.98

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          8,645,733.22
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,169,204.61
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       7,476,528.61

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    7,476,528.61
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     73,690.91
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       7,402,837.70

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   7,402,837.70
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  6,250,902.40
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,151,935.30

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                             1,151,935.30
           Certificate Insurer Premium                                                                     53,381.90
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,098,553.40

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    1,098,553.40
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         328,994.86
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              769,558.54
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                769,558.54

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               8,020,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  8,020,000.00

                          Aggregate Gross Principal Balance as of the close of                        179,745,374.76
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            4.46%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.46%
                          Delinquency Ratio for second preceding Determination Date                             6.18%
                          Delinquency Ratio for third preceding Determination Date                              7.14%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.93%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  9,622,413.99
                                 Current Period Defaulted Receivables                                   1,718,752.98
                                                                                                      ---------------
                                 Total                                                                 11,341,166.97

                                 Cumulative Defaulted Receivables                                      11,341,166.97
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     5.37%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,701,367.28

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (695,905.51)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,005,461.77
                                 Cumulative Previous Net Losses                                         6,674,410.57
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  7,679,872.34
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    3.64%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      46.52
          Weighted Average Annual Percentage Rate                                                              20.39%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    22,202,484.67
                          19.5% of Outstanding Certificate Balance                                                    32,070,255.63
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          49,338,854.82

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            164,462,849.41
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               49,338,854.82
          Beginning of Period Spread Account Balance                                                   20,903,266.99
          Spread Account Deposit (Withdrawal) from Current Distributions                                  769,558.54
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               27,666,029.29
          Earnings on Spread Account Balance                                                               75,117.98
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,747,943.51

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.7792886
                   Class B Principal %                                                                          5.00%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             822,314.20
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      8,223,141.98
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  3,982.49
          Amount of Reserve Fund deposit (withdrawal)                                                      (3,982.49)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       4/15/99
Collection Period                                                          3/99

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                    $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $8,784,790.42

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $396,438.95

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $8,388,351.47

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $95.49

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.31

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $205,280,731.16

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $180,395,013.26

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8787723

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $388,488.43

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,276.68

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $10.79

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $197,970,323.25
                          Spread Account Balance                                                      $19,884,839.76

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $71,608.43

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $100,131.78

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,197,865.53

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 315
                          Aggregate Gross Amount                                                       $3,940,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 185
                          Aggregate Gross Amount                                                       $2,417,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            2.95%

          (b)      Average Delinquency Ratio                                                                    4.07%

          (c)      Cumulative Default Ratio                                                                     3.65%

          (d)      Cumulative Net Loss Ratio                                                                    3.39%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         9,926,319.45
     LOCK BOX NSF ITEMS:                                                                                 (132,091.47)
     TOTAL COLLECTION PROCEEDS:                                                                         9,794,227.98
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 205,280,731.16
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       205,280,731.16
                                 Principal portion of payments collected (non-prepayments)                             3,417,785.84
                                 Prepayments in full allocable to principal                                            1,958,920.00
                          Collections allocable to principal                                            5,376,705.84
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     735,836.54
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      6,112,542.38

                   Realized Losses                                                                      1,197,865.53
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    197,970,323.25

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             3,450,659.89
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       231,025.71
                                                                                                      ---------------
                   Total Interest                                                                       3,681,685.60

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                              81,251,364.73
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,813,231.33
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           46,353.88
          Scheduled Payments due in Collection Period                                                   6,118,006.34
          Scheduled Payments collected in Collection Period                                             6,868,445.73
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,197,865.53

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,171.72
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                315   3,940,000.00
          60 - 89 days delinquent                                                                                185   2,417,000.00
          90 - 119 days delinquent                                                                                93   1,158,000.00
          120+ days delinquent                                                                                    61     759,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             6,357,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,849,085.59
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.29%
          Delinquency Ratio for third preceding Determination Date                                              4.98%

          Cumulative Defaults for preceding Determination Date                                          6,927,452.63

          Cumulative Net Losses for preceding Determination Date                                        6,992,382.65

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              8,827,365.73
                          Liquidation Proceeds                                                            735,836.54
                          Recoveries                                                                      231,025.71
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      30,151.91
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     9,824,379.89

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,417,785.84
                          Prepayments in full allocable to principal                                    1,958,920.00
                          Principal Balance of Liquidated Receivables                                   1,933,702.07
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       7,310,407.91

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   197,970,323.25
                                                                                                      ---------------
                                                                                                      178,173,290.93


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         92.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    43.0%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       7,310,407.91
                   Times Class A Noteholders' Percentage                                                        92.0%
                                                                                                      ---------------
                                                                                                        6,725,575.28
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               6,725,575.28

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0861111
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,251,364.73
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  396,438.95

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            9,824,379.89
                   minus
                   Class A Principal and Interest Distributable Amount                                  7,665,072.19
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,634.62
                   Standby Servicer distributions                                                           4,276.68
                   Servicer distributions                                                                 388,488.43
                   Insurance and Reimbursement Obligations                                                100,131.78
                                                                                                      ---------------
                                                                                                        1,662,776.19
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        4,276.68
         Servicing Fee (2.0%)                                                                             342,134.55
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            46,353.88
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                              1,283.00
         Indenture Trustee's out-of-pocket expenses                                                         1,171.72
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                               1,179.90
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                                0.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                                0.00
     (B) Class A-2 Interest Distributable Amount - Current Month                                          396,438.95
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          396,438.95
  (vi)(A)Class A-3 Note Interest - Unadjusted                                                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-3 Interest Shortfall                                                             0.00
         Adjusted Class A-3 Interest Distributable Amount                                                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                                                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-4 Interest Shortfall                                                             0.00
         Adjusted Class A-4 Interest Distributable Amount                                                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month                                         6,725,575.28
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Total Adjusted Distributable Amount                                                    6,725,575.28
         Class A Principal Distribution Amount to Class A-1                                                     0.00
         Class A Principal Distribution Amount to Class A-2                                             6,725,575.28
         Class A Principal Distribution Amount to Class A-3                                                     0.00
         Class A Principal Distribution Amount to Class A-4                                                     0.00
  (viii) Note Insurer Premium                                                                             100,131.78
         Note Insurer Premium Supplement                                                                        0.00
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                         1,662,776.19
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                1,662,776.19
         Amount to Class A-3 Noteholders                                                                        0.00
         Amount to Class A-4 Noteholders                                                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount                                       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount                                      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account withdrawal for deficiencies                                                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                        0.00
                   Class A-1 Principal Distributions                                                            0.00
          Class A-1 End of Period Principal Amount (prior to turbo)                                             0.00
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               81,251,364.73
                   Class A-2 Principal Distributions                                                    6,725,575.28
          Class A-2 End of Period Principal Amount (prior to turbo)                                    74,525,789.45
                   Additional Principal Distribution                                                    1,662,776.19
          Class A-2 End of Period Principal Amount                                                     72,863,013.26

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           9,824,379.89
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    396,399.73
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        9,427,980.16

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           9,427,980.16
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           396,438.95
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        9,031,541.21

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          9,031,541.21
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        8,906,645.38

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    8,906,645.38
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls 0.00 (iv)Interest on Prior month(s) carryover shortfalls          0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        8,488,483.25

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           8,488,483.25
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         6,725,575.28
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,762,907.97

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,762,907.97
     (vi) Note Insurer Premium                                                                            100,131.78
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,662,776.19


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               6,357,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  6,357,000.00

                          Aggregate Gross Principal Balance as of the close of                        215,819,786.57
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            2.95%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  2.95%
                          Delinquency Ratio for second preceding Determination Date                             4.29%
                          Delinquency Ratio for third preceding Determination Date                              4.98%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.07%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  6,927,452.63
                                 Current Period Defaulted Receivables                                   1,849,085.59
                                                                                                      ---------------
                                 Total                                                                  8,776,538.22

                                 Cumulative Defaulted Receivables                                       8,776,538.22
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     3.65%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         759,000.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                  1,158,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                     1,338,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,933,702.07

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (966,862.25)
                                                                                                      ---------------
                                 Net Losses                                                             2,304,839.82
                                 Cumulative Previous Net Losses                                         6,992,382.65
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,148,000.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  8,149,222.47
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    3.39%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      48.59
          Weighted Average Annual Percentage Rate                                                              20.43%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 197,970,323.25
                          minus the Securities Balance                                                180,395,013.26
                                                                                                      ---------------
                                                                                                       17,575,309.99
                          divided by the Aggregate Principal Balance                                            8.88%

          Floor OC Percent
                   Aggregate Principal Balance                                                        197,970,323.25
                   minus the Securities Balance                                                       180,395,013.26
                                                                                                      ---------------
                                                                                                       17,575,309.99
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                7.31%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    180,395,013.26
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              197,970,323.25
                                                                                                      ---------------
                                                                                                      197,970,323.25
                   Requisite Amount                                                                   197,970,323.25

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                              197,970,323.25
          Beginning of Period Spread Account Balance                                                   19,813,231.33
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              178,157,091.92
          Earnings on Spread Account Balance                                                               71,608.43
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,884,839.76


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------






(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        4/15/99
Collection Period                                                           3/99

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $5,041,668.39

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $94,726.62

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,946,941.77

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                      $155.13

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.91

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $152.21

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $373,937.50

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.83

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $3,026,119.66

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $443,469.70

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $2,582,649.96

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $30.26

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $4.43

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $25.83

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $291,125,722.13

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $283,596,130.40

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9741363

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $549,157.56

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $6,065.12

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $16.90

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $87,914,800.42
                          Spread Account Balance                                                      $20,423,335.44

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                $2,457,563.26

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $332,072.89

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $565,557.43

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 364
                          Aggregate Gross Amount                                                       $4,885,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 195
                          Aggregate Gross Amount                                                       $2,469,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            2.41%

          (b)      Average Delinquency Ratio                                                                    3.05%

          (c)      Cumulative Default Ratio                                                                     1.72%

          (d)      Cumulative Net Loss Ratio                                                                    0.86%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                        12,321,612.63
     LOCK BOX NSF ITEMS:                                                                                 (138,000.70)
     TOTAL COLLECTION PROCEEDS:                                                                        12,183,611.93
     FOR DISTRIBUTION DATE:                                                                                  4/15/99
     FOR DETERMINATION DATE:                                                                                  4/8/99
     FOR COLLECTION PERIOD:                                                                                     3/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 291,125,722.13
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       291,125,722.13
                                 Principal portion of payments collected (non-prepayments)                              4,645,614.70
                                 Prepayments in full allocable to principal                                             2,018,282.00
                          Collections allocable to principal                                            6,663,896.70
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     300,137.60
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      6,964,034.30

                   Realized Losses                                                                        565,557.43
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    283,596,130.40

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             5,157,469.94
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        62,107.69
                                                                                                      ---------------
                   Total Interest                                                                       5,219,577.63

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              20,099,599.44
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              93,526,122.69
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   17,965,772.18
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           63,948.02
          Scheduled Payments due in Collection Period                                                   8,438,672.48
          Scheduled Payments collected in Collection Period                                             9,803,084.64
          Aggregate Amount of Realized Losses for preceding Distribution Date                             565,557.43

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,062.16
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                364   4,885,000.00
          60 - 89 days delinquent                                                                                195   2,469,000.00
          90 - 119 days delinquent                                                                               107   1,345,000.00
          120+ days delinquent                                                                                    70     839,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        7,354,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                2,244,201.44

          Delinquency Ratio for second preceding Determination Date                                             3.26%
          Delinquency Ratio for third preceding Determination Date                                              3.48%

          Cumulative Defaults for preceding Determination Date                                          3,078,964.10

          Cumulative Net Losses for preceding Determination Date                                        1,910,618.24
          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                             11,821,366.64
                          Liquidation Proceeds                                                            300,137.60
                          Recoveries                                                                       62,107.69
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                         196.67
                          Investment earnings from Interest Reserve Account                                     1.29
                          Investment earnings from Collection Account                                      40,359.33
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                    12,224,169.22
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     4,645,614.70
                          Prepayments in full allocable to principal                                    2,018,282.00
                          Principal Balance of Liquidated Receivables                                     865,695.03
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       7,529,591.73

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       7,529,591.73
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           4,946,941.77

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       7,529,591.73
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                2,582,649.96

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  20,099,599.44
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0861111
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   94,726.62

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  93,526,122.69
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  443,469.70

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                           12,224,169.22
                   minus
                   Class A Principal and Interest Distributable Amount                                  8,922,387.01
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               4,701.24
                   Standby Servicer distributions                                                           6,065.12
                   Servicer distributions                                                                 549,157.56
                   Insurance and Reimbursement Obligations                                                332,072.89
                                                                                                      ---------------
                                                                                                        2,409,785.40
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   6,065.12
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 485,209.54
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                63,948.02
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,819.54
                     Indenture Trustee's out-of-pocket expenses                                             1,062.16
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,819.54
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                               94,726.62
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                               94,726.62
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              443,469.70
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     443,469.70
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         4,946,941.77
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        4,946,941.77
                     Class A Principal Distribution Amount to Class A-1                                 4,946,941.77
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           2,582,649.96
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 118,165.05
                     Short-Term Reinsurance                                                                33,074.51
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                            0.00
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                2,403,285.40

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               20,099,599.44
                     Class A-1 Principal Distributions                                                  4,946,941.77
          Class A-1 End of Period Principal Amount                                                     15,152,657.67

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               93,526,122.69
                     Class A-4 Principal Distributable Amount                                           2,582,649.96
          Class A-4 End of Period Principal Amount                                                     90,943,472.73

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         283,596,130.40

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                      12,224,169.22
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                661,150.54
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                   11,563,018.68

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                        11,563,018.68
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   11,189,081.18

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                        11,189,081.18
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,799,837.43

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                        10,799,837.43
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         443,469.70
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,356,367.73

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                        10,356,367.73
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,264,950.02

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                        10,264,950.02
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       4,946,941.77
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    5,318,008.25

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        5,318,008.25
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      2,582,649.96
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,735,358.29

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        2,735,358.29
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,735,358.29

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                       2,735,358.29
     (vi)     Note Insurer Premium                                                                        332,072.89
     (v)      Note Insurer Premium Supplement                                                                   0.00
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,403,285.40


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               7,354,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  7,354,000.00

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   305,616,593.56

                   DELINQUENCY RATIO                                                                            2.41%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  2.41%
                          Delinquency Ratio for second preceding Determination Date                             3.26%
                          Delinquency Ratio for third preceding Determination Date                              3.48%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    3.05%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  3,078,964.10
                                 Current Period Defaulted Receivables                                   2,244,201.44
                                                                                                      ---------------
                                 Total                                                                  5,323,165.54

                                 Cumulative Defaulted Receivables                                       5,323,165.54

                                 Original Pool Balance                                                275,647,271.04
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               310,000,000.00

                   Cumulative Default Ratio                                                                     1.72%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         839,000.00
                                 Principal Balance of Delinquent Accts >90 <120 days                    1,345,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                     1,511,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                           865,695.03

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (362,245.29)
                                                                                                      ---------------
                                 Net Losses                                                             2,014,949.74
                                 Cumulative Previous Net Losses                                         1,910,618.24
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,256,000.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  2,669,567.98
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.86%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      51.26
          Weighted Average Annual Percentage Rate                                                              20.25%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              6.3%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      59,555,187.38
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                73,734,993.90
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         87,914,800.42
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

                   Requisite Amount                                                                    87,914,800.42

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            283,596,130.40
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              87,914,800.42
          Beginning of Period Spread Account Balance                                                                  17,965,772.18
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                               2,403,285.40
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              67,545,742.84
          Earnings on Spread Account Balance                                                                              54,277.86
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               20,423,335.44



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1